Exhibit 4.1

VB

Certificate Number

1982-

THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN.

Shares

COMMON STOCK

VERA BRADLEY

ORGANIZED UNDER THE LAWS OF THE STATE OF INDIANA

This Certifies that

is the owner of

fully paid and non-assessable shares of the common stock of Vera Bradley Inc., transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the corporation has caused this Certificate to be signed by its duly authorized officers

Dated:

COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N .

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED SIGNATURE

Secretary

Chief Executive Officer

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD’S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED.

The written following out in full abbreviations, according to when applicable used in laws the or inscription regulations: on the face of this certificate, shall be construed as though they were

TEN COM

as tenants in common

TEN ENT

as tenants by entireties

JT TEN

as joint tenants with right of survivorship

and not as tenants in common

(Cust)

(Minor)

under Uniform Transfers to Minors

Act

(State)

Additional abbreviations may also be used though not in above list.

For value received, the undersigned hereby sells, assigns, and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated             X

X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

AS ALL A GUARANTEES BANK OR BROKER) MUST BE WHICH MADE IS BY A PARTICIPANT A FINANCIAL INSTITUTION IN THE SECURITIES (SUCH STOCK TRANSFER EXCHANGE, AGENTS INC. MEDALLION MEDALLION

PROGRAM SIGNATURE (“STAMP”), PROGRAM THE (“MSP”), NEW YORK OR BE THE DATED. STOCK GUARANTEES EXCHANGES BY MEDALLION A NOTARY PROGRAM PUBLIC ARE (“SEMP”) NOT ACCEPTABLE. AND MUST NOT